UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 23, 2015

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35895	13-2740040
(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619910, DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 453-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2015, Dex Media, Inc. (the “Company”) entered into a First Amendment (the “First Amendment”) to Forbearance Agreement (the “Forbearance Agreement”) by and among the Company, certain of the Company’s direct and indirect subsidiaries, JPMorgan Chase Bank, N.A. (“JPM”) as an agent under (i) the Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among Dex Media East, Inc., as borrower, the Company, Dex Media Holdings, Inc. (“Holdings”), JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; (ii) the Amended and Restated Credit Agreement, dated as of April 30, 2013, among Dex Media West, Inc., as borrower, the Company, Holdings, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and (iii) the Amended and Restated Loan Agreement, dated as of April 30, 2013, by and among SuperMedia, Inc., as borrower, the Company, JPM, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; Deutsche Bank Trust Company Americas (“DB”) as an agent under the Fourth Amended and Restated Credit Agreement, dated as of April 30, 2013, by and among R.H. Donnelley Inc., as borrower, the Company, DB, as administrative agent and collateral agent, and each of the lenders from time to time party thereto; and each lender under the Credit Agreements executing the Forbearance Agreement.

Pursuant to the First Amendment, the forbearance period (the “Forbearance Period”) under the Forbearance Agreement, which was previously set to expire at 11:59 p.m. (New York time) on November 23, 2015, was extended such that it will expire no later than 11:59 p.m. (New York time) on December 14, 2015. The Forbearance Period remains subject to early termination upon the occurrence of certain termination events previously disclosed in the Company’s Current Report on Form 8-K filed on November 5, 2015.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	First Amendment, dated as of November 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015

DEX MEDIA, INC.

/s/ Raymond R. Ferrell
Name: Raymond R. Ferrell
Title: Executive Vice President - General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, dated as of November 23, 2015.